UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

______________________

Date of Report (Date of earliest event reported): May 9, 2005

eCollege.com

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

One N. LaSalle Street, Suite 1800

Chicago, Illinois 60602

(Address of principal executive offices)

Registrant's telephone number, including area code: (312) 706-1710

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On May 9, 2005, eCollege issued a press release announcing that it had been selected by Laureate Education, Inc. as the eLearning provider for its Laureate Online division degree programs.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

c)	Exhibits. The following exhibits are furnished with this report.

Exhibit Number	Description
99.1	Press release dated May 9, 2005, "Laureate Online Selects eCollege® as eLearning Provider"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2005

eCollege.com
By: /s/ Oakleigh Thorne Oakleigh Thorne, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 9, 2005, "Laureate Online Selects eCollege® as eLearning Provider"

Exhibit 99.1

For Immediate Release

For Information Contact:

Kristi Emerson	Ana Sanchez
Director, Corporate Communications	Director, Public Relations
303-873-3788	410-843-8083
kristie@eCollege.com	ana.sanchez@laureate-inc.com

Laureate Online Selects eCollege® as eLearning Provider

eCollege Strengthens Leadership Position in Powering Large-Scale Online Programs

DENVER – May 9, 2005 – eCollege® [Nasdaq: ECLG], a leading provider of value-added information services to the postsecondary education industry, today announced it has been selected by Laureate Education, Inc. [Nasdaq: LAUR], the world’s leading international provider of higher education, to power its Laureate Online division’s degree programs, which currently enroll more than 22,000 students worldwide. The two companies signed a multi-year contract, and eCollege has started converting the first of Laureate Online’s degree programs to be launched on the eCollege System this month. The target completion date for programs to be converted to the eCollege System is the end of 2005.

The Laureate Online entities whose online programs will run on eCollege include Walden University and National Technological University, which recently was merged with Walden. Together they have a combined enrollment of more than 16,000 students. Since last fall, Walden University has been using eCollege for its online M.S. in Nursing courses as part of a pilot program. National Technological University has been using eCollege since October 2003.

“Our online offerings serve students around the globe, and it is imperative we provide a comprehensive, proven solution to keep students retained throughout the program,” said Paula Singer, president of Laureate Online. “We’re excited about the growth ahead of us, and moving to eCollege is an important part of our never-ending efforts to ensure the best quality experience for our students.”

eCollege’s comprehensive eLearning solution will be integrated with Laureate Online’s existing portal system, providing a seamless experience for users. In addition to using eCollege’s solution for delivering fully online programs, Laureate Online plans to leverage the eCollege Content Manager to centrally manage, standardize and reuse content across its programs, courses and sections for a consistent, high-quality user experience. Additionally, Laureate Online plans to leverage eCollege’s Program Intelligence Manager (PIM) to identify, capture, analyze and act on key program metrics to continually strengthen its offerings.

“Laureate has advanced as a leader in providing students worldwide with excellent online programs to help them accomplish their educational and career goals,” said Doug Kelsall, president and chief operating officer of eCollege. “We’ve learned in our initial working relationship with Laureate that they are deeply dedicated to quality and to their students, and we look forward to an even more engaging partnership. This is a good match.”

Laureate Online’s programs reach students in all 50 states and more than 95 countries. Walden University offers online doctoral and master’s degree programs in education, management, psychology, and health and human services, and online bachelor’s completion programs in business. Walden’s NTU School of Engineering and Applied Science offers online master’s degree programs and graduate-level certificates for engineers, technical managers and IT professionals.

About Laureate Education, Inc.

Laureate Education Inc. (NASDAQ:LAUR) is focused exclusively on providing a superior university experience to nearly 170,000 students through the leading global network of accredited campus-based and online universities. Addressing the rapidly growing global demand for higher education, Laureate offers a broad range of career-oriented undergraduate and graduate programs through campus-based universities located in Latin America, Europe and Asia. Through online universities, Laureate offers the growing population of non-traditional, working-adult students the convenience and flexibility of distance learning to pursue undergraduate, master's and doctorate degree programs in major career fields including engineering, education, business, and healthcare. For more information, please visit our website, www.laureate-inc.com.

About eCollege

eCollege [Nasdaq: ECLG] is a leading provider of value-added information services to the post-secondary and K-12 education industries. The Company’s eLearning Division designs, builds and supports some of the most successful, fully online degree, certificate/diploma and professional development programs in the country.  The Company’s Enrollment Division, Datamark, Inc., helps institutions build new enrollments and increase student retention.  Customers include publicly traded for-profit institutions, community colleges, public and private universities, school districts and state departments of education.  eCollege was founded in 1996 and is headquartered in Denver. Datamark was founded in 1987 and is headquartered in Salt Lake City.  For more information, visit www.eCollege.com and www.Datamark.com.

This news release contains statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the securities laws.  Examples of these forward-looking statements would include statements about the expected benefits to customers of our products or services and any other statements that are not historical facts.  These statements are based on management’s current expectations and are subject to a number of uncertainties and risks.  Actual results may differ materially.  Important factors that could cause actual results to differ materially from estimates or projections contained in the forward-looking statements include, but are not limited to: the difficulty in predicting future growth due to the early stage of and rapid changes in the market for our products and services; our eLearning customers’ ability to continue to build, grow and market their online programs; the difficulty in predicting changes in the marketing budgets and the mix of marketing products and services employed by customers of our Enrollment Division; substantial competition, including pricing competition, in the online education and enrollment and retentions services markets; technological developments, emerging industry standards and government regulations, and customer requirements, which continually require us to improve our software and services; a significant portion of our revenue is generated from a relatively small number of customers; our debt obligations could adversely affect our financial health and our ability to obtain financing and react to changes in our business; the possibility that we may not be able to achieve continued growth or profitability, or maintain current levels of revenue; our ability to protect our intellectual property and other proprietary rights from infringement; the impact of laws and regulations affecting education and the Internet; the ability of the Company to retain key executives at eCollege and Datamark; our lengthy sales cycle; our network infrastructure and computer systems failing; the vulnerability of our network to security risks; the possibility that we may not be able to raise additional capital on acceptable terms; Datamark’s ability to develop and sustain long-term customer relationships; the cost of marketing activities, including mailing lists, materials and postal rates; and such other factors as are discussed in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission, which you are encouraged to review in connection with this release. We believe that these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this release. We are not obligated to publicly release any revisions to forward-looking statements to reflect events after the date of this release.

eCollege is a registered trademark of eCollege.

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